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                                                                   EXHIBIT 10.45
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                          EX-10.45-Material Contract

    REAFFIRMATION, CONSENT AND AMENDMENT OF INTERCREDITOR AND SUBORDINATION
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                                   AGREEMENT
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          Reference is made to that certain Intercreditor and Subordination
Agreement (the "VCAT Agreement"), dated as of October 10, 2000, and executed by
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VENTURE CATALYST INCORPORATED ("VCAT") and WELLS FARGO BANK, NATIONAL
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ASSOCIATION, in its capacity as administrative agent (in such capacity,

"Administrative Agent") for the lenders in connection with that certain Loan
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Agreement dated as of October 10, 2000 among the Barona Tribal Gaming Authority
(the "Authority"), the Administrative Agent and the lenders from time party
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thereto (the "Bridge Loan Agreement").  Terms used herein and not otherwise
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defined herein shall have the meaning given in the VCAT Agreement.

          Reference to that certain Loan Agreement (the "Permanent Loan
                                                         --------------
Agreement") among Borrower, the Administrative Agent and the lenders from time
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party thereto dated as of July 2, 2001.

          VCAT agrees and consents to the terms and conditions of the Permanent Loan Agreement to the extent it amends or otherwise modifies any provision of the Bridge Loan Agreement. VCAT confirms that the obligations of the Borrower (as defined in the VCAT Agreement) constitutes "Senior Indebtedness" under the VCAT Agreement.

          The parties hereto agree that clause (a) of Section 3 of the VCAT Agreement shall have no further force or effect after the date hereof.

          The parties hereto agree that Section 26 of the VCAT Agreement is hereby amended and restated in full as follows:

          "26.       Amendment to Certain Sections of the Loan Agreement.
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Notwithstanding VCAT's general agreement and waivers concerning the
Administrative Agent and the Senior Lenders ability to amend, supplement or modify the Senior Indebtedness without VCAT's consent, the Administrative Agent agrees with VCAT that it will not agree with the Authority to reduce, without VCAT's written consent, the $10,000,000 figure in Section 6.8(c) of the Loan Agreement to a figure below the then outstanding amount to VCAT for advances."

          VCAT hereby acknowledges and agrees that except as specifically set forth herein, the VCAT Agreement shall remain in full force and effect and shall be fully applicable to the Permanent Loan Agreement and that all references to the "Loan Agreement" in the VCAT Agreement shall be references to the Permanent Loan Agreement.

          This document may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

Dated as of July 2, 2001

VENTURE CATALYST INCORPORATED             WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Administrative Agent
                                          for Senior Lenders


By: /s/ Andrew B. Laub                    By: /s/ Clark Wood
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Title: Executive Vice President Finance   Title: Vice President
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All of the foregoing is consented and agreed to as of
the date set forth above:

"Borrower"
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THE BARONA BAND OF MISSION INDIANS


By: /s/ Clifford M. La Chappa
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Title:

THE BARONA TRIBAL GAMING AUTHORITY


By: /s/ Clifford M. La Chappa
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Title: